IMMULABS CORPORATION

                              Filing Type: 8-K
                              Description: Current Report
                              Filing Date: November 6, 2000
                              Period  End: October 31, 2000

                         Primary Exchange: Over the Counter Includes OTC
                                           and OTCBB
                                   Ticker: IMLB


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                                Table of Contents



                                       8-K

ITEM 5....................................................................1






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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 31, 2000


                              IMMULABS CORPORATION
             (Exact name of registrant as specified in its charter)



         Colorado                   0-26760                  84-1286065
 (State of Incorporation)         (Commission              (I.R.S Employer
                                  File Number)           Identification No.)


                            15945 Quality Trail North
                             Scandia, Minnesota 55073
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (651) 433-5735




              (Former name, former address and former fiscal year,
                         if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On October 31, 2000, the Company entered into an Assignment Agreement with Aggressive American Capital Partners, Inc., a significant majority shareholder in the Company, whereby the Company obtained the exclusive right to acquire Quest Research Group Inc., of Boston, MA, and its various technologies.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         10.1 Assignment Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Date: November 6, 2000

                                       IMMULABS CORPORATION


                                       By: /s/ Bruce Deildal
                                          --------------------------------
                                          Bruce Deildal
                                          President